EXHIBIT 99.1

The press release, dated April 17, 2006, announcing the financial results of RSA Security Inc. for the first quarter ended March 31, 2006 was previously filed with the Securities and Exchange Commission on April 17, 2006 as an exhibit to RSA Security’s Current Report on Form 8-K.